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                                 AMENDMENT NO. 5
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                          SHORT-TERM INVESTMENTS TRUST


                  This Amendment No. 5 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of Short-Term Investments Trust (the "Trust") amends, effective April 30, 2008, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  WHEREAS, the Trust desires to add a new portfolio - Tax-Free Cash Reserve Portfolio;

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 30, 2008.




                                      By:
                                         ---------------------------------------
                                      Name:  Karen Dunn Kelley
                                      Title: President


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                                                                       EXHIBIT 1

                                  "SCHEDULE A

                          SHORT-TERM INVESTMENTS TRUST
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                              CLASSES OF EACH PORTFOLIO
---------                                              -------------------------

Government & Agency Portfolio                          Cash Management Class
                                                       Corporate Class
                                                       Institutional Class
                                                       Personal Investment Class
                                                       Private Investment Class
                                                       Reserve Class
                                                       Resource Class

Government TaxAdvantage Portfolio                      Cash Management Class
                                                       Corporate Class
                                                       Institutional Class
                                                       Personal Investment Class
                                                       Private Investment Class
                                                       Reserve Class
                                                       Resource Class

Liquid Assets Portfolio                                Cash Management Class
                                                       Corporate Class
                                                       Institutional Class
                                                       Personal Investment Class
                                                       Private Investment Class
                                                       Reserve Class
                                                       Resource Class

STIC Prime Portfolio                                   Cash Management Class
                                                       Corporate Class
                                                       Institutional Class
                                                       Personal Investment Class
                                                       Private Investment Class
                                                       Reserve Class
                                                       Resource Class

Tax-Free Cash Reserve Portfolio                        Cash Management Class
                                                       Corporate Class
                                                       Institutional Class
                                                       Personal Investment Class
                                                       Private Investment Class
                                                       Reserve Class
                                                       Resource Class

Treasury Portfolio                                     Cash Management Class
                                                       Corporate Class
                                                       Institutional Class
                                                       Personal Investment Class
                                                       Private Investment Class
                                                       Reserve Class
                                                       Resource Class"